Exhibit 99.1

NAREIT REIT WEEK | JUNE 5 - 7, 2018

FORWARD LOOKING STATEMENTS This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward - looking statements, which are based on current expectations, estimates and projections about the industry and markets in which MAA operates and beliefs of and assumptions made by MAA management, involve uncertainties that could significantly affect the financial results of MAA . Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward - looking statements, which are not historical in nature . In this presentation, forward - looking statements include, but are not limited to, statements about forecasted 2018 operating results, expected benefits and synergies from the merger with Post Properties, Inc . and the timing of those benefits and synergies, the anticipated value of current development projects and lease - up communities, estimated costs of property development, the anticipated timing of completion of current development projects and the stabilization of such projects, MAA’s future development projects, the anticipated stabilization of communities in lease - up, the anticipated scope of MAA’s future redevelopment activities and projected redevelopment costs and incremental rent growth, and other information that is not historical . All statements that address operating performance, events or developments that MAA anticipates or expects will occur in the future are forward - looking statements . These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict . Although MAA believes the expectations reflected in any forward - looking statements are based on reasonable assumptions, MAA can give no assurance that its expectations will be achieved, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward - looking statements . Some of the factors that may affect outcomes and results include, but are not limited to : inability to generate sufficient cash flows due to market conditions, changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws, or other factors ; exposure as a multifamily - focused REIT to risks inherent in investments in a single industry and sector ; adverse changes in real estate markets ; failure of new acquisitions to achieve anticipated results or be efficiently integrated ; failure of development communities to be completed, if at all, within budget and on a timely basis or to lease - up as anticipated ; unexpected capital needs ; changes in operating costs, including real estate taxes, utilities and insurance costs ; losses from catastrophes in excess of our insurance coverage ; level and volatility of interest or capitalization rates or capital market conditions ; the effect of any rating agency actions ; inability to attract and retain qualified personnel ; cyberliability or potential liability for breaches of our privacy or information security systems ; adverse legislative or regulatory tax changes ; litigation and compliance costs associated with laws requiring access for disabled persons ; difficulty in integrating MAA’s and Post Properties’ merger ; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by MAA from time to time, including those discussed under the heading “Risk Factors” in MAA’s most recently filed Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q . MAA undertakes no duty to update any forward - looking statements appearing in this presentation . REGULATION G This presentation contains certain non - GAAP financial measures within the meaning of the Securities Exchange Act of 1934 , as amended . MAA’s definitions of these non - GAAP financial measures, among other terms, and reconciliations to the most directly comparable GAAP measures, can be found in the accompanying Appendix and under the “Financial Results” navigation tab on the “For Investors” page of MAA’s website at www . maac . com . 2

A STRATEGY FOCUSED ON CREATING VALUE THROUGH THE FULL MARKET CYCLE FOCUSED ON HIGH - GROWTH REGION OF THE U.S. MAA focuses exclusively on the high - growth Southeast, Southwest and Mid - Atlantic regions; high household formation driving consistently strong demand UNIQUELY DIVERSIFIED AND BALANCED EARNINGS STREAM WITH HIGH - RECURRING ATTRIBUTES MAA has broad diversification and balance across the region, appealing to the largest segment of the rental market PLATFORM ADVANTAGES TO OPPORTUNISTICALLY DEPLOY CAPITAL AND CREATE VALUE MAA’s exclusive focus on region for over 24 years, superior track record of closing performance and strong balance sheet drive robust deal flow and opportunities PLATFORM ADVANTAGES TO DRIVE VALUE THROUGH OPERATIONS MAA is the largest owner/operator of apartments across the United States 1 …drives superior cost efficiencies and higher operating margins STRONG BALANCE SHEET TO SUPPORT COVERAGE RATIOS THROUGH THE CYCLE AND OPPORTUNISTIC NEW GROWTH MAA maintains a strong investment grade balance sheet and a dividend payout ratio superior to the sector average 2 1 National Multifamily Housing Council (NMHC), 2018 NMHC 50, published April 13, 2018; ranked largest apartment owner in the U. S. based on number of apartment units owned and operated 2 Sector average includes multifamily peers: AIV, AVB, CPT, EQR, ESS and UDR Value Creation • Long - term earnings growth superior to the performance implied in market cap rates • Superior balance sheet and execution capabilities support value creation at initial capital deployment • Lower volatility over cycle with enhanced ability to compound value through the cycle 3

FOCUS ON HIGH GROWTH REGION OF THE U.S. 66% SECTOR 40% SECTOR 3% MAA 0% MAA • Superior JOB GROWTH VS. NATIONAL AVERAGES • Favorable MIGRATION TRENDS and HOUSEHOLD FORMATIONS • FAVORABLE TAX ENVIRONMENT attracts employers and drives job growth • BUSINESS - FRIENDLY infrastructure attracts employers • MAA is the LARGEST OWNER - OPERATOR of apartment homes across the U.S. 2  MAA Differentiated Approach Within the Apartment Sector % PUBLIC APARTMENT REIT SECTOR NOI FROM 10 GATEWAY MARKETS 1 % PUBLIC APARTMENT REIT SECTOR NOI FROM CALIFORNIA 1 1 Green Street Advisors, US Apartment Outlook, May 22, 2018 2 National Multifamily Housing Council (NMHC), 2018 NMHC 50, published April 13, 2018; ranked largest apartment owner in the U.S. based on number of apartment units owned and operated 4

ACTIVE MARKET DIVERSIFICATION AND SUBMARKET BALANCE ACROSS THE HIGH GROWTH REGION TOP 20 MARKETS 1 % OF Q1 2018 NOI 2 Atlanta, GA 13.6% Dallas, TX 9.6% Charlotte, NC 7.4% Washington, DC 6.7% Tampa, FL 6.6% Austin, TX 5.9% Orlando, FL 5.7% Raleigh/Durham, NC 4.5% Nashville, TN 4.3% Fort Worth, TX 4.0% Houston, TX 3.8% Jacksonville, FL 3.5% Charleston, SC 2.9% Phoenix, AZ 2.6% Savannah, GA 2.1% Richmond, VA 1.7% Greenville, SC 1.3% San Antonio, TX 1.2% Birmingham, AL 1.2% Kansas City, MO - KS 0.7% Total 89.3% Multifamily Markets Regional Office Corporate Office 49% 51% DIVERSIFIED IN PRICE POINTS 1,3 A to A+ B to B+ 50% 22% 18% 10% DIVERSIFIED IN SUBMARKETS 1 Inner Loop Suburban Satellite City Downtown/CBD Source: Company 1 Q 2018 Filings 1 Based on 3/31/2018 total multifamily portfolio gross asset value 2 Same Store NOI 3 Average effective rent/unit for 3/31/2018 of $1,250 or higher for A to A+ and lower than $1,250 for B to B+ for total multifa mi ly portfolio 5

0.9% 12.5% 44.0% 28.9% 9.4% 0.5% 3.7% 0.1% 0.0% 4.4% 15.8% 23.7% 20.9% 13.8% 7.6% 5.6% 4.6% 3.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% Spread of Rents in MAA Portfolio Spread of Rents Paid by Apartment Renters • Provides downside protection • Helps mitigate new supply pressures over cycle RESIDENT DEMOGRAPHICS: SURVEYED MONTHLY RENT RATE Source: 2017 NMHC/Kingsley Renter Preferences Report (based on 258,941 resident responses) PORTFOLIO BALANCED TO SERVE THE LARGEST SEGMENTS OF THE APARTMEN T RENTAL MARKET… BETTER FULL CYCLE PERFORMANCE 6

156,032 152,234 104,876 2017 2018F 2019F FOCUS ON HIGH GROWTH REGION AND MARKETS Source: Company 1Q 2018 Filings; Moody’s economy.com; Axiometrics 1 Same Store Y TD NOI at 3/31/2018 MARKETS TOTAL COMPLETIONS JOB GROWTH 2017 2018F % of Stock 2019F % of Stock 2018F 2019F Atlanta 12,081 10,506 2.1% 10,033 2.0% 1.8% 1.1% Austin 9,156 8,431 3.6% 5,626 2.4% 3.3% 2.3% Charleston 3,082 3,683 6.4% 1,709 3.0% 2.1% 1.0% Charlotte 7,401 8,092 4.4% 4,811 2.6% 2.2% 1.1% Dallas - Fort Worth 24,643 27,418 3.8% 14,655 2.0% 2.6% 1.9% Houston 18,331 7,843 1.1% 8,519 1.2% 3.5% 2.1% Jacksonville 1,875 3,124 2.6% 2,445 2.0% 3.2% 1.8% Nashville 7,494 6,393 4.2% 2,727 1.8% 2.6% 1.1% Orlando 6,789 7,427 3.1% 4,082 1.7% 4.6% 2.6% Phoenix 7,030 8,782 2.4% 5,682 1.6% 3.0% 1.5% Raleigh 3,495 3,256 2.9% 2,319 1.9% 3.1% 1.7% Tampa 4,646 5,284 2.0% 3,875 1.6% 3.6% 1.6% Washington D.C. 10,761 10,372 1.7% 8,409 1.4% 1.9% 0.8% Total 116,784 110,611 75,612 81% MAA NOI 1 Forecasted Total Unit Deliveries in MAA Markets Jobs to Completions in MAA Markets 6:1 5:1 2018F 2019F 7

1.6% 2.8% 3.9% 1.2% 2.0% 2.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% Q1 April May 2018 2017 AVERAGE DAILY OCCUPANCY Q1 2018 Q1 2017 MAY QTD 2018 MAY QTD 2017 Same Store 96.3% 96.0% 96.1% 96.1% Legacy MAA Same Store 96.4% 96.1% 96.2% 96.3% Legacy Post Same Store 95.8% 95.2% 95.4% 95.3% LEASING UPDATE – AS OF JUNE 1, 2018; IMPROVING TRENDS - 2.3% - 0.1% 1.8% 5.5% 5.6% 6.0% 1.6% 2.8% 3.9% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% Q1 2018 April 2018 May 2018 New Lease Renewal Blended SAME STORE LEASE OVER LEASE PRICING - 0.1% 2.1% 1.3% 1.6% 3.3% - 0.9% - 0.9% - 1.1% - 0.9% 0.7% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Jan Feb Mar Apr May 2018 2017 LEGACY POST SAME STORE BLENDED, LEASE OVER LEASE PRICING (2018 VS. 2017) SAME STORE BLENDED LEASE OVER LEASE PRICING (2018 VS. 2017) FORECASTED Q3 - Q4 2018 AVERAGE DAILY OCCUPANCY OF 96.0% COMPARES TO 96.1% ACHIEVED IN Q3 - Q4 2017 8

DEVELOPMENT PIPELINE AND LEASE-UPS POISED TO DELIVER VALUE

- Established history and success of disciplined capital deployment will govern growth through new development
- Manage the design and investment from an owner-operator perspective; optimize long-term margins
- Pipeline opportunities currently in pre-development: Dallas/McKinney, TX; Raleigh, NC; Denver, CO; and Orlando, FL

6.2%
AVERAGE EXPECTED STABILIZED NOI YIELD

$7.5M - $8.5
TOTAL EXPECTED STABILIZED INCREMENTAL NOI

ACTIVE DEVELOPMENTS At 3/31/2018

PROPERTY	MSA	TOTAL UNITS	TOTAL EXP COST (IN MILLIONS)	INITIAL DELIVERY	EXPECTED STABILIZATION
1201 Midtown II	Charleston, SC	140	$ 29.5	3Q 2018	3Q 2019
Post Centennial Park	Atlanta, GA	438	$ 96.3	1Q 2018	4Q 2019
TOTAL ACTIVE DEVELOPMENTS		578	$ 125.8		

6.4%
AVERAGE BLENDED STABILIZED NOI YIELD

$21M - $22M
TOTAL EXPECTED STABILIZED INCREMENTAL NOI

ACTIVE LEASE-UPS At 3/31/2018

PROPERTY	MSA	TOTAL UNITS	TOTAL COST (IN MILLIONS)	PHYSICAL OCCUPANCY	EXPECTED STABILIZATION
Acklen West End	Nashville, TN	320	$ 71.8	84.4%	3Q 2018
The Denton II	Kansas City, MO	154	$ 25.4	37.0%	4Q 2018
Post South Lamar II	Austin, TX	344	$ 65.6	74.1%	4Q 2018
Post Midtown	Atlanta, GA	332	$ 91.1	42.2%	4Q 2018
Post River North	Denver, CO	359	$ 88.2	34.5%	2Q 2019
TOTAL ACTIVE LEASE-UPS		1,509	$ 342.1	56.1%	

Source: Company 1Q 2018 Earnings Release Supplemental furnished with the SEC

MAA

9

MAA’s established expense management practice stands out among peers OPERATIONAL ADVANTAGES DRIVE VALUE 2012 2013 2014 2015 2016 2017 2018F MAA Peer Group MAA: 2.4% 2012 - 2018F Expense CAGR PEER GROUP 1 : 3.1% 2012 - 2018F Expense CAGR 1. Unique shop stocking program drives down maintenance and turn costs 2. Proactive utility monitoring and management program 3. Proactive lease expiration management and inventory readiness practices 4. Superior use of technology to efficiently drive qualified leasing traffic; high capture rate 5. Enhanced scale, size and efficiencies in procurement of third party products and services associated with property operations Source: Company reports 1 Peer Group defined as AIV, AVB, CPT, EQR, ESS, UDR, PPS (through 2016), HME (through 2014), AEC (through 2014), CLP (through 2013), BRE (through 2013) PROPERTY OPERATING EXPENSES Reported Same Store 70bps annual expense savings in CAGR over 6 year period expected to create an estimated $85M of value at 5.3% cap rate 10

63.0% 64.2% 66.5% 61.0% 62.0% 63.0% 64.0% 65.0% 66.0% 67.0% 2016 Actual Q1 2018 Full Synergy Capture PPS NOI Margin 3 Same Store NOI Margin Improvement • MAA platform capabilities applied to CLP and PPS portfolios drive meaningful margin expansion • PPS margin improvement to date has been expense driven; opportunities associated with revenue management practices and additional expense synergy protocols to be captured: • In - house turns • Maintenance supply inventory program • Significant unit interior redevelopment 57.9% 58.8% 58.5% 59.8% 60.5% 61.6% 62.3% 62.8% 62.9% 57.0% 58.0% 59.0% 60.0% 61.0% 62.0% 63.0% 2010 2011 2012 2013 2014 2015 2016 2017 2018F MAA NOI Margin 1 1 Same Store Portfolio 2 Legacy Colonial Same Store Portfolio as defined in previous Company filings 3 Post Adjusted Same Store Portfolio as defined in previous MAA filings 4 Estimated NOI margin after capturing all of “NOI Margin” and “Redevelopment Pipeline” opportunities discussed on slide 14 Scale of operations supports investments in technology and programs superior to those used by smaller, less sophisticated third party managers that are more prevalent in our markets 4 60.2% 63.1% 58.0% 59.0% 60.0% 61.0% 62.0% 63.0% 64.0% 2013 Actual 2017 Actual CLP NOI Margin 2 OPERATIONAL STRENGTH 11

OPERATING PLATFORM: REDEVELOPMENT = STRONG VALUE CREATION Over 28,000 units redeveloped during past 5 years Redevelopments are performed on turn at select communities, minimizing down time and allowing us to evaluate the effectiveness of the program for real - time improvements Standard program includes kitchen and bath upgrades • Stainless appliances • Counter top replacement • U pdated cabinetry • Plumbing and light fixture updates • Flooring 10,000 – 15,000 units (excluding legacy PPS portfolio) identified for redevelopment across same store portfolio with potential to create additional value Meaningful additional opportunity within PPS portfolio is expected (13,000 units identified at merger) SCOPE OPPORTUNITY Before After Highlands of West Village, Atlanta, GA 2017A 2018F 2019F Production 8,375 7,500 - 8,500 7,500 - 8,500 Average Per Unit Cost $5,463 $6,000 - $6,500 $7,000 - $7,500 Average Rent Increase 8.8% 9.0% - 10.0% 9.0% - 10.0% RESULTS 12

OPERATING PLATFORM: FUTURE OPPORTUNITY TO CAPTURE Robust Pipeline of Units Yet to be Redeveloped MAA REDEVELOPMENT PIPELINE Remaining Identified Redevelopment Opportunity Future Value Opportunity Revenue At 5.3% Cap Rate Net Value Creation $35.1M $668.3M $500.6M Legacy MAA Legacy CLP Legacy PPS Total MAA Units 3,352 10,176 12,376 25,904 Capital $15.1M $45.9M $106.7M $167.7M Incremental Revenue $3.1M $9.5M $22.4M $35.1M Top 10 2018 Markets For Redevelopment Atlanta, GA 1,602 units Charlotte, NC 787 units Dallas, TX 770 units Tampa, FL 670 units Orlando, FL 394 units Charleston, SC 366 units Raleigh/Durham, NC 365 units Washington, DC 342 units Nashville, TN 322 units Phoenix, AZ 249 units 25K units of opportunity > 350 Redeveloped Units +350 Redeveloped Units 13

SYNERGY AND NOI UPSIDE OPPORTUNITY FFO COMMENTS IDENTIFIED   AT MERGER IMPACT IN 2018 TOTAL SYNERGY OPPORTUNITY NOI Margin $13 - $15 million $ 8 - $ 9 million $ 1 3 - $15 million Expense synergies captured in 2017 - 2018; revenue opportunities in 2018 and beyond Stabilize PPS Development Pipeline $15 - $18 million $ 7 - $ 8 million $ 1 6 - $ 1 9 million 1 deal stabilized in 2017; 3 in 2018; 2 in 2019 at slightly higher yields than originally anticipated Redevelopment Pipeline $10 - $12 million $4 - $6 million $14 - $16 million 13k units of PPS portfolio with opportunity, up from original projection of 10k units Overhead Synergies $20 million $20 million $20 million 2018 Guidance includes f ull capture of synergies ; based on 2016 stand alone MAA and PPS gross overhead budgets of $100.6M combined, grown at 5% annually (below sector average of 6%) Strengthened Balance Sheet $3.5 - $5.5 million $ 3.5 - $ 4 .5 million $3.5 - $5.5 million Expect 20 - 30bps narrowing spreads from pre - merger coupon rates; 2017 bond transaction supports this Total Opportunity $61.5 - $70.5 million $ 4 2.5 - $ 47.5 million $ 6 6 .5 - $ 7 5 .5 million 1 Value is NOI divided by 5.3% implied cap rate as defined for MAA by Green Street Advisors, Apartment Sector Update, 8/21/2017 Value creation from NOI margin, Redevelopment Pipeline, Overhead Synergies, and Strengthened Balance Sheet nearly $800 million 1 in value expected net of transaction costs Long - term FFO Opportunity Exceeds Original Expectations $66.5 - $75.5 million in 2019 and beyond PPS MERGER STRENGTHENS PLATFORM AND PROVIDES COMPELLING VALUE 14

CREDIT METRICS AT 3/31/2018 MAA SECTOR AVG 3 Total debt / total assets 1 33.1% 33.0% Total secured debt / total assets 1 6.8% 9.6% Unencumbered NOI / total NOI 85.2% 79.9% Net d ebt / recurring adjusted EBITDA re 2 5.03x 5.17x Consolidated income available for debt service to total annual debt service charge 1,2 5.24x 5.06x 0.0% 10.8% 6.1% 13.5% 57.0% 12.6% DEBT MATURITY PROFILE ($ IN MILLIONS ) AT 3/31/2018 1 MAA calculations as specifically defined in Mid - America Apartments, L.P.’s debt agreements. 2 Sector average represents publicly disclosed sector equivalent. 3 Sector constituents include AVB, CPT, EQR, ESS and UDR; data from 1Q 2018 company filings. % MATURING 8% 13% 17% 8% 15% 39% $380 $576 $312 $346 $664 $1,771 $450 2018 2019 2020 2021 2022 2023+ Debt* Unsecured credit facility *Debt excluding unsecured credit facility. Weighted Average Interest Rate 3.6% Weighted Average Maturity 3.6 years ENHANCED INVESTMENT GRADE BALANCE SHEET AND MANAGEABLE DEBT MATURITY PROFILE 15 $400 Million, 4.2%, 10 - Year Senior Unsecured Notes Offering Priced at 99.403% of Principal Amount on May 7, 2018 Weighted Average Maturity of Debt Pushed from 3.6 Years to 4.2 Years

SOLID INVESTMENT GRADE BALANCE SHEET DEBT SUMMARY ($ IN MILLIONS) AT 3/31/2018 Unsecured Bonds $2,267 50.4% Unsecured Term Loans 850 18.9% Unsecured Credit Facility 450 10.0% Total Unsecured Debt $3,567 79.3% Total Secured Debt $932 20.7% TOTAL DEBT $4,499 Note : Total Market Capitalization equals common shares and units outstanding multiplied by the closing stock price on 3 / 29 / 2018 plus preferred shares outstanding at the $ 50 per share redemption price, plus total debt outstanding . Secured Debt 6.1% Unsecured Debt 23.3% Preferred Equity 0.3% Common Equity 70.3% $10.8B Common Equity $4.5B Total Debt DEBT/TOTAL MARKET CAPITALIZATION: 29.4% $0.04B Preferred Equity CREDIT RATINGS Standard & Poor’s Rating Services BBB+ OUTLOOK STABLE Moody’s Investors Service Baa1 OUTLOOK STABLE Fitch Ratings BBB+ OUTLOOK STABLE 16

$2.46 $2.46 $2.46 $2.51 $2.64 $2.78 $2.92 $3.08 $3.28 $3.48 $3.69 82.30% 79.90% 79.60% 76.10% 66.70% 74.30% 66.70% 62.00% 66.10% 65.70% 68.50% 50.00% 60.00% 70.00% 80.00% 90.00% 100.00% $2.00 $2.40 $2.80 $3.20 $3.60 $4.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018F Dividends AFFO Payout Ratio SOURCE: S&P Global; KeyBanc , The Leaderboard, 4/20/2018; Company 1 Sector average includes multifamily peers: AIV, AVB, CPT, EQR, ESS and UDR 2 AFFO Payout Ratio is defined as annual dividends paid or forecasted to be paid divided by annual AFFO per Share diluted ANNUAL COMPOUNDED TOTAL SHAREHOLDER RETURN At March 31, 2018 3 YR 5 YR 10 YR 15 YR 20 YR MAA 9.6% 9.9% 11.0% 14.8% 12.6% SECTOR AVG 1 4.7% 10.1% 10.1% 12.5% 11.5% 71.5% Sector Average MAA DIVIDENDS AND AFFO PAYOUT RATIO 2 2008 - 2018F Consistent, Long - Term Outperformance 17 DIFFERENTIATED STRATEGY AND SUPERIOR EXECUTION DRIVES LONG - TERM VALUE CREATION

2018 CONSIDERATIONS SAME STORE REVENUE We expect: • L easing conditions to improve as supply moderates slightly as compared to 2017 and we enter the busy summer leasing season • Blended (renewals and new leases) lease over lease pricing in the 2.25% to 2.75 % range • Occupancy in line with 2017 • Revenue of 1.75% to 2.25% based on blended lease over lease pricing of 1.7% partially carried over from 2017 and blended leas e over lease pricing of 2.25% to 2.75% in 2018 • Revenue below the midpoint of annual guidance for Q1 and Q2 and above the midpoint of annual guidance for Q3 and Q4 FUNDS FROM OPERATIONS We expect: • Integration expenses of $8M to $10M as systems integration winds down (reduced from merger and integration costs of $20M incurred in 2017) • Debt/interest rates: 1. Three interest rate increases by the Fed (in addition to the increases in 2017); 2. Mark to market credit adjustment of $9.5M to $10.5M, down from the $15.2M credit adjustment in 2017; mark to market credit adjustment to drop to less than $500k in 2019, impact of 20bps on average effective interest rate; 3. Decline in capitalized interest related to development from $7.2M in 2017 to $1.5M to $2.5M in 2018. • Overhead : Achieve full year $20M synergy target 1 from Post merger. Combined G&A plus Property Management expenses for 2018 on a gross basis expected to be $ 89.5M to $ 92.5M ($ 87.75M to $90.75M net of capitalized development costs, i.e. NAREIT FFO basis) • Preferred stock mark to market valuation (GAAP required; non - cash and no value) now to contribute a $2.6M decrease to FFO in 2018 (compared to an $8.8M increase to FFO in 2017) 1 Synergy target based on 2016 combined MAA and PPS gross overhead budgets grown by 5% for 2017 and 2018 (below sector average of 6% annual growth) less $20M 18

• Focused on driving growing cash flow with lower levels of volatility through the cycle • Balanced capital allocation across the high - growth Southeast, Southwest and Mid - Atlantic regions • Largest owner/operator focused on high - growth Southeast, Southwest and Mid - Atlantic regions; competitive advantages support long - term outperformance and superior value creation • Enhanced development capability to support strategic capital recycling and value growth opportunity • Meaningful value opportunity to capture from synergies and NOI lift from Post Properties merger • Enhanced investment grade balance sheet well positioned for future opportunities and potential downside pressures; strong dividend coverage • Attractive and compelling value opportunity within the apartment REIT sector; long - term track record and enhanced platform support multiple pricing at or better than sector average SUMMARY 19 Acklen West End Nashville, TN Post Midtown Atlanta, GA 1201 Midtown Charleston, SC Post Afton Oaks Houston, TX The Denton II Kansas City, MO - KS Residences at Fountainhead Phoenix, AZ

20 AT MARCH 31, 2018 APPENDIX • Reconciliation of Non - GAAP Financial Measures • Definitions of Non - GAAP Financial Measures and Other Key Terms

RECONCILIATION OF NON - GAAP FINANCIAL MEASURES RECONCILIATION OF FFO, AFFO AND FAD TO NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS Amounts in thousands, except per share and unit data Three Months Ended March 31, 2018 2017 Net income available for MAA common shareholders $ 48,097 $ 40,983 Depreciation and amortization of real estate assets 119,566 128,968 Loss on sale of depreciable real estate assets — 73 Depreciation and amortization of real estate assets of real estate joint venture 145 152 Net income attributable to noncontrolling interests 1,801 1,511 Funds from operations attributable to the Company 169,609 171,687 Recurring capital expenditures (10,008) (10,098) Adjusted funds from operations 159,601 161,589 Redevelopment and revenue enhancing capital expenditures (15,967) (12,316) Other capital expenditures (9,627) (4,096) Funds available for distribution $ 134,007 $ 145,177 Dividends and distributions paid $ 108,741 $ 102,458 Weighted average common shares - diluted 113,507 117,864 Weighted average common shares and units - diluted 117,893 117,802 Earnings per common share - diluted: Net income available for common shareholders $ 0.42 $ 0.36 Funds from operations per Share - diluted $ 1.44 $ 1.46 Adjusted funds from operations per Share - diluted $ 1.35 $ 1.37 21

RECONCILIATION OF NON - GAAP FINANCIAL MEASURES RECONCILIATION OF NET OPERATING INCOME TO NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS Dollars in thousands Three Months Ended March 31, 2018 December 31, 2017 March 31, 2017 Net Operating Income Same Store NOI $ 225,350 $ 227,369 $ 221,183 Non - Same Store NOI 16,263 15,059 16,452 Total NOI 241,613 242,428 237,635 Depreciation and amortization (120,744) (119,423) (129,997) Property management expenses (12,880) (11,581) (10,981) General and administrative expenses (10,132) (9,459) (12,840) Merger and integration expenses (3,799) (5,492) (6,161) Other non - operating (expense) income (2,341) 3,320 2,711 Interest expense (40,905) (39,746) (36,584) Gain (loss) on sale of depreciable real estate assets — 68,341 (73) Income tax expense (640) (709) (651) Gain (loss) on sale of non - depreciable real estate assets 150 (21) — Income from real estate joint venture 498 349 357 Net income attributable to noncontrolling interests (1,801) (4,557) (1,511) Dividends to MAA Series I preferred shareholders (922) (922) (922) Net income available for MAA common shareholders $ 48,097 $ 122,528 $ 40,983 (1) Amounts presented represent the operating results for legacy Post Properties prior to the Post Properties Merger that have been included in Total Combined Adjusted NOI . Prior year results have been adjusted for consistency with MAA accounting policies and year over year comparisons . These adjustments include the effect of moving corporate property management expenses, exterior paint costs and IT operating systems costs out of property expenses . 22

RECONCILIATION OF NON - GAAP FINANCIAL MEASURES RECONCILIATION OF EBITDA, EBITDAre , ADJUSTED EBITDAre AND RECURRING ADJUSTED EBITDAre TO NET INCOME Dollars in thousands Three Months Ended Twelve Months Ended March 31, March 31, March 31, December 31, 2018 2017 2018 2017 Net income $ 50,820 $ 43,416 $ 347,940 $ 340,536 Depreciation and amortization 120,744 129,997 484,455 493,708 Interest expense 40,905 36,584 159,072 154,751 Income tax expense 640 651 2,608 2,619 EBITDA 213,109 210,648 994,075 991,614 Loss (gain) on sale of depreciable real estate assets — 73 (127,458) (127,385) Adjustments to reflect the Company's share of EBITDA re of unconsolidated affiliates 305 311 1,228 1,234 EBITDA re 213,414 211,032 867,845 865,463 Gain on debt extinguishment (1) (219) (123) (3,292) (3,196) Net casualty (gain) loss and other settlement proceeds (1) (9) 91 (214) (114) Gain on sale of non - depreciable assets (150) — (171) (21) Adjusted EBITDA re 213,036 211,000 864,168 862,132 Merger and integration expenses 3,799 6,161 17,628 19,990 Recurring Adjusted EBITDA re $ 216,835 $ 217,161 $ 881,796 $ 882,122 (1) Included in Other non - operating income (expense) on the Consolidated Statements of Operations 23

RECONCILIATION OF NON - GAAP FINANCIAL MEASURES RECONCILIATION OF NET DEBT TO UNSECURED NOTES PAYABLE AND SECURED NOTES PAYABLE Dollars in thousands As of March 31, December 31, 2018 2017 Unsecured notes payable $ 3,566,664 $ 3,525,765 Secured notes payable 932,187 976,292 Total debt 4,498,851 4,502,057 Cash and cash equivalents (59,706) (10,750) 1031(b) exchange proceeds included in Restricted cash — (47,668) Net Debt $ 4,439,145 $ 4,443,639 RECONCILIATION OF GROSS ASSETS TO TOTAL ASSETS Dollars in thousands As of March 31, December 31, 2018 2017 Total assets $ 11,417,376 $ 11,491,919 Accumulated depreciation 2,194,915 2,075,071 Gross Assets $ 13,612,291 $ 13,566,990 24

RECONCILIATION OF NON - GAAP FINANCIAL MEASURES RECONCILIATION OF GROSS REAL ESTATE ASSETS TO REAL ESTATE ASSETS, NET Dollars in thousands As of March 31, December 31, 2018 2017 Real estate assets, net $ 11,193,527 $ 11,261,924 Accumulated depreciation 2,194,915 2,075,071 Cash and cash equivalents 59,706 10,750 1031(b) exchange proceeds included in Restricted cash — 47,668 Gross Real Estate Assets $ 13,448,148 $ 13,395,413 25

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES

Adjusted EBITDAre

For purposes of calculations in this release, Adjusted Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or Adjusted EBITDAre, is composed of EBITDAre adjusted for net gain or loss on non-depreciable asset sales, insurance and other settlement proceeds, and gain or loss on debt extinguishment. As an owner and operator of real estate, MAA considers Adjusted EBITDAre to be an important measure of performance from core operations because Adjusted EBITDAre does not include various income and expense items that are not indicative of operating performance. MAA's computation of Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Adjusted EBITDAre. Adjusted EBITDAre should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of financial performance.

Adjusted Funds From Operations (AFFO)

AFFO is composed of FFO less recurring capital expenditures. In order to better align the classification of capital expenditures with business goals, certain capital expenditures related to commercial properties have been reclassified out of recurring capital expenditures for comparative purposes. AFFO should not be considered as an alternative to Net income available for MAA common shareholders. As an owner and operator of real estate, MAA considers AFFO to be an important measure of performance from operations because AFFO measures the ability to control revenues, expenses and recurring capital expenditures.

Same Store NOI

Same Store NOI represents total operating revenues less total property operating expenses, excluding depreciation, for all properties classified within the Same Store Portfolio during the period. Same Store NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Same Store NOI is a helpful tool in evaluating the operating performance within MAA's markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

EBITDA

For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization, or EBITDA, is composed of net income plus depreciation and amortization, interest expense, and income taxes. As an owner and operator of real estate, MAA considers EBITDA to be an important measure of performance from core operations because EBITDA does not include various expense items that are not indicative of operating performance. EBITDA should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of financial performance.

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DEFINITIONS OF NON-GAAP FINANCIAL MEASURES

EBITDAre

For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or EBITDAre, is composed of net income plus depreciation and amortization, interest expense, income taxes, gain or loss on sale of depreciable asset sales and adjustments to reflect MAA's share of EBITDAre of unconsolidated affiliates. As an owner and operator of real estate, MAA considers EBITDAre to be an important measure of performance from core operations because EBITDAre does not include various expense items that are not indicative of operating performance. While MAA's definition of EBITDAre is in accordance with NAREIT's definition, it may differ from the methodology utilized by other companies to calculate EBITDAre. EBITDAre should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of financial performance.

Funds Available for Distribution (FAD)

FAD is composed of FFO less total capital expenditures, excluding development spending and property acquisitions. FAD should not be considered as an alternative to Net income available for MAA common shareholders. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and total capital expenditures.

Funds From Operations (FFO)

FFO represents net income available for MAA common shareholders (computed in accordance with U.S. generally accepted accounting principles, or GAAP) excluding extraordinary items, asset impairment, gains or losses on disposition of real estate assets, plus net income attributable to noncontrolling interest, depreciation and amortization of real estate assets, and adjustments for joint ventures to reflect FFO on the same basis. Because noncontrolling interest is added back, FFO, when used in this document, represents FFO attributable to the Company. While MAA's definition of FFO is in accordance with the NAREIT's definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to such other REITs. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.

Gross Assets

Gross Assets represents Total assets plus Accumulated depreciation and accumulated depreciation for Assets held for sale, which is included in "Assets held for sale" on the Consolidated Balance Sheets. MAA believes that Gross Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.

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DEFINITIONS OF NON-GAAP FINANCIAL MEASURES

Gross Real Estate Assets

Gross Real Estate Assets represents Real estate assets, net plus Accumulated depreciation and accumulated depreciation for Assets held for sale, which is included in "Assets held for sale" on the Consolidated Balance Sheets, plus Cash and cash equivalents plus 1031(b) exchange proceeds included in "Restricted cash" on the Consolidated Balance Sheets. MAA believes that Gross Real Estate Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.

Net Debt

Net Debt represents Unsecured notes payable and Secured notes payable less Cash and cash equivalents and 1031(b) proceeds included in "Restricted cash" on the Consolidated Balance Sheets. MAA believes Net Debt is a helpful tool in evaluating its debt position.

Net Operating Income (NOI)

Net Operating Income represents Rental and other property revenues less Total property operating expenses, excluding depreciation, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI by market is a helpful tool in evaluating the operating performance within MAA's markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

Recurring Adjusted EBITDAre

Recurring Adjusted EBITDAre represents Adjusted EBITDAre further adjusted to exclude certain items that are not considered part of MAA's core business operations such as acquisition and merger and integration expenses. MAA believes Recurring Adjusted EBITDAre is an important performance measure as it adjusts for certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance. MAA's definition of Recurring Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Recurring Adjusted EBITDAre. Recurring Adjusted EBITDAre should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance.

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DEFINITIONS OF OTHER KEY TERMS

Average Effective Rent per Unit

Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Leasing concessions represent discounts to the current market rate. MAA believes average effective rent is a helpful measurement in evaluating average pricing. It does not represent actual rental revenue collected per unit.

Average Physical Occupancy

Average Physical Occupancy represents the average of the daily physical occupancy for the quarter.

Development Communities

Communities remain identified as development until certificates of occupancy are obtained for all units under development. Once all units are delivered and available for occupancy, the community moves into the Lease-up Communities portfolio.

Lease-up Communities

New acquisitions acquired during lease-up and newly developed communities remain in the Lease-up Communities portfolio until stabilized. Communities are considered stabilized after achieving at least 90% occupancy for 90 days.

Non-Same Store Portfolio

Non-Same Store Portfolio includes recent acquisitions, communities that have been identified for disposition, and communities that have undergone a significant casualty loss.

Same Store Portfolio

MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions warrant. Communities are generally added into the Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities are considered stabilized after achieving at least 90% occupancy for 90 days. Communities that have been approved by MAA's Board of Directors for disposition are excluded from the Same Store Portfolio. Communities that have undergone a significant casualty loss are also excluded from the Same Store Portfolio.

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DEFINITIONS OF OTHER KEY TERMS Total Market Capitalization Total Market Capitalization equals the number of shares of common stock plus units not held by MAA at period end multiplied by the closing stock price at period end, plus total debt outstanding. Unencumbered NOI Unencumbered NOI represents NOI generated by our unencumbered assets (as defined in MAALP's bond covenants). 30